UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2012

Frederick County Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 000-50407

Maryland	20-0049496
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

9 North Market Street, Frederick, Maryland 21701

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (301) 620-1400

N/A

Former Name or Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On June 25, 2012, the Board of Directors of the Company elected Raymond Raedy as Chairman of the Board of Directors and Kenneth G. McCombs as Vice Chairman of the Board of Directors. John N. Burdette, former Chairman of the Board of Directors, was elected as Chairman Emeritus and will continue to serve as a member of the Board of Directors. For further information, reference is made to the Company's press release, dated June 26, 2012, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 26, 2012, the Company announced the declaration of a cash dividend. For further information, reference is made to the Company's press release, dated June 26, 2012, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On June 26, 2012, the Company announced the authorization of a new stock repurchase program. For further information, reference is made to the Company's press release, dated June 26, 2012, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1     Press Release dated June 26, 2012

Exhibit 99.2     Press Release dated June 26, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREDERICK COUNTY BANCORP, INC.
(Company)

By:	/s/William R. Talley, Jr.
William R. Talley, Jr., Executive Vice President, Chief Financial Officer and Chief Operating Officer
(Principal Accounting Officer)

Dated: June 26, 2012